UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________
FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive
offices and Zip Code)

(281) 863-3000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 2.02	Results of Operations and Financial Condition

On April 29, 2015, we issued a press release to report our financial results for the quarter ended March 31, 2015. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.
The information in this Form 8-K and the Exhibit attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On April 29, 2015, we issued a press release announcing that we will effect a reverse stock split at a ratio of one share of newly issued common stock for each seven shares of issued and outstanding common stock. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
99.1	—	Press Release of Lexicon Pharmaceuticals, Inc. dated April 29, 2015
99.2	—	Press Release of Lexicon Pharmaceuticals, Inc. dated April 29, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: April 29, 2015	By:	/s/ Brian T. Crum
Brian T. Crum
Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description
99.1	—	Press Release of Lexicon Pharmaceuticals, Inc. dated April 29, 2015
99.2	—	Press Release of Lexicon Pharmaceuticals, Inc. dated April 29, 2015